                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                           The First Israel Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          THE FIRST ISRAEL FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, JANUARY 24, 2002
                               -----------------

TO THE SHAREHOLDERS OF
  THE FIRST ISRAEL FUND, INC.

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The First Israel Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017, on Thursday, January 24, 2002 commencing at 2:00 p.m., New York Time, for the following purposes:

        (1) To elect three (3) directors of the Fund.

        (2) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

    The close of business on November 16, 2001 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting.

    This notice and related proxy material are first being mailed on or about November 29, 2001.

                                          By order of the Board of Directors,

                                                 /s/ Michael A. Pignataro
                                                   MICHAEL A. PIGNATARO
                                                        SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: November 29, 2001
New York, New York

                          THE FIRST ISRAEL FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017
                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, JANUARY 24, 2002
                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The First Israel Fund, Inc. (the "Fund") for use at the annual meeting of shareholders to be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017, on Thursday, January 24, 2002 commencing at 2:00 p.m., New York Time, and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Credit Suisse Asset Management, LLC ("CSAM"), the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund (the "Administrator") or Georgeson Shareholders Communications Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee of approximately $3,500 and will be reimbursed for its reasonable out-of-pocket expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about November 29, 2001.

    The principal executive office of CSAM is 466 Lexington Avenue, 16th Floor, New York, New York 10017. The principal executive office of the Administrator is 575 Lexington Avenue, 9th Floor, New York, New York 10022.

    The Fund's Annual Report containing audited financial statements for the fiscal year ended September 30, 2001 is enclosed herewith. It is not to be regarded as proxy soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR the election of the nominees for directors and, in accordance with the judgment of the persons named in the Proxy on any other matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time such Proxy is voted.

    A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (which are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Approval of Proposal 1 requires that the nominees receive the affirmative vote of a plurality of votes cast in person or by proxy at the Meeting. Because abstentions and broker non-votes on a proposal are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposal 1.

    The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, November 16, 2001, there were 4,259,295 Shares issued and outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order for your Shares to be represented at the Meeting, you are requested to:

    -- indicate your instructions on the Proxy;
    -- date and sign the Proxy;
    -- mail the Proxy promptly in the enclosed envelope;
    -- allow sufficient time for the Proxy to be received on or before 2:00 p.m. on January 24, 2002.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meeting will be the election of three (3) directors of the Fund, Mr. Jonathan W. Lubell, Mr. Steven N. Rappaport, and Mr. James P. McCaughan, to serve as Class II Directors until the 2005 Annual Meeting of the Fund, each to hold office until his successor is elected and qualified. In order to be elected pursuant to Proposal 1, the nominees will need the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting.

    The Fund's Articles of Incorporation classify the Board of Directors (the "Board") into three classes, as nearly equal in number as possible. Each year the term of office of one class will expire and the successor or successors elected to such class generally serve for a three-year term. The current directors are indicated below:

             Class I Directors:                             Class II Directors:
              George W. Landau                              Jonathan W. Lubell
               Richard W. Watt                              Steven N. Rappaport
                                                            James P. McCaughan
                                    Class III Directors:
                                    Dr. Enrique R. Arzac
                                   William W. Priest, Jr.

    Each nominee currently serves as a director of the Fund and each nominee has indicated their intention to continue to serve if elected and has consented to being named in this Proxy Statement. Mr. McCaughan was appointed to the Board of the Fund on February 9, 2001 by the Board of Directors and pursuant to the By-laws of the Fund must be elected by the shareholders of the Fund at its next annual meeting.

    The following table sets forth certain information regarding the nominees for election to the Board of the Fund, directors whose terms of office continue beyond the 2002 annual meeting, and the officers of the

Fund as a group. Each of the nominees, directors and officers of the Fund has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the officers of the Fund as a group own less than one percent of the outstanding Shares of the Fund.

                                   SHARES                                                                  MEMBERSHIP ON BOARDS
                                BENEFICIALLY                                       LENGTH OF SERVICE AS    OF OTHER REGISTERED
                                  OWNED ON      CURRENT PRINCIPAL OCCUPATION AND   DIRECTOR AND TIME OF    INVESTMENT COMPANIES
                                NOVEMBER 16,    PRINCIPAL EMPLOYMENT DURING THE    MEMBERSHIP ON BOARD      AND PUBLICLY HELD
NAME (AGE)                          2001                PAST FIVE YEARS                OF THE FUND              COMPANIES
----------                      -------------   --------------------------------   --------------------    --------------------
Dr. Enrique R. Arzac (60).....       1,298      Professor of Finance and          Since 1996; current     Director of seven
 Columbia University                            Economics, Graduate School of     term ends at the 2003   other CSAM-advised
 Graduate School of                             Business, Columbia University     annual meeting.         investment companies;
 Business                                       (1971-present).                                           Director of The Adams
 623 Uris Hall                                                                                            Express Company;
 New York, NY 10027                                                                                       Director of Petrole-
                                                                                                          um and Resources
                                                                                                          Corporation.

George W. Landau (81).........       1,186      Senior Advisor, The Latin         Since 1995; current     Director of four other
 Two Grove Isle Drive, #1609                    American Group, the Coca-Cola     term ends at the 2004   CSAM-advised
 Coconut Grove, FL 33133                        Corporation (1987-present).       annual meeting.         investment companies;
                                                                                                          Director of Emigrant
                                                                                                          Savings Bank; Director
                                                                                                          of GAM Funds, Inc.

Jonathan W. Lubell (72).......         298      Partner, Morrison Cohen Singer &  Since inception;
 750 Lexington Ave.                             Weinstein (a law firm)            current term ends at
 New York, NY 10022                             (1989-present).                   the 2002 annual
                                                                                  meeting.

James P. McCaughan* (48)......       2,000      Chief Executive Officer,          Since February 9,       Director of six other
 466 Lexington Avenue                           Managing Director and Chairman    2001, current term      CSAM-advised invest-
 New York, NY 10017                             of the Management Committee of    ends at the 2002        ment companies.
                                                CSAM (May, 2000-present);         annual meeting.
                                                President and Chief Operating
                                                Officer of Oppenheimer Capital
                                                (April, 1998-December, 1999);
                                                President and Chief Executive
                                                Officer of UBS Asset Management
                                                (New York) (October, 1996-March,
                                                1998); Functional Advisor.
                                                Institutional Asset Management
                                                of Union Bank of Switzerland,
                                                Zurich (September, 1994-October,
                                                1996).

William W. Priest, Jr.* (60)..         500      Senior Partner of Steinberg       Since 1997; current     Director of fifty-six
 12 East 49th Street                            Priest Capital Management         term ends at the 2003   other CSAM-advised
 New York, NY 10017                             (March, 2001-present), Chairman   annual meeting.         investment companies.
                                                of CSAM (May, 2000-February,
                                                2001), Chief Executive Officer
                                                and Managing Director of CSAM
                                                (1989-May, 2000).

Steven N. Rappaport (53)......       2,106      President of SunGard Securities   Since inception;        Director of forty-nine
 c/o SunGard Securities                         Finance, Inc. (May,               current term ends at    other CSAM-advised
 Finance, Inc.                                  2001-present); President of       the 2002 annual         investment companies.
 40 East 52nd Street                            Loanet, Inc. (1995-May, 2001).    meeting.
 New York, NY 10022

Richard W. Watt* (43).........       2,460**    Managing Director of CSAM (1996-  Since 1997; current     Director of four other
 466 Lexington Avenue                           present); Investment Manager of   term ends at the 2004   CSAM-advised invest-
 New York, NY 10017                             CSAM (1995-present); Senior Vice  annual meeting.         ment companies.
                                                President of CSAM (1995-1996).

All directors and officers
 (9 persons, including the
 foregoing) as a group........       9,848

----------------------------------
* Designates a Director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940 ("1940 Act"). Messrs. Priest, Watt and McCaughan are interested persons of the Fund by virtue of their current or former positions as directors and/or officers of CSAM.

** Includes 700 shares owned for the benefit of Mr. Watt's family members.

    During the fiscal year ended September 30, 2001, each director who is not a director, officer, partner, co-partner or employee of CSAM, the Administrator, or any affiliate thereof, was entitled to receive an annual fee of $5,000 and $500 for each meeting of the Board attended and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid by the Fund during the fiscal year ended September 30, 2001 to all such unaffiliated directors was $29,000. Effective July 1, 2000, each director entitled to a fee from the Fund receives fifty percent of the annual fee in the form of Fund Shares purchased by the Fund's transfer agent in the open market on the director's behalf.

    During the fiscal year ended September 30, 2001, the Board convened six times. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and the aggregate number of meetings of any committee on which they served except as stated below.

    The Board has an Audit Committee. Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent public accountants, reviewing annual financial statements and recommending the selection of the Fund's independent public accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Audit Committee has met with Fund management to discuss, among other things, the Fund's audited financial statements for the year ended September 30, 2001. The Audit Committee has also met with the Fund's independent public accountants and discussed with them certain matters required under SAS 61 including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from the Fund's independent public accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented from time to time, and has discussed with the independent public accountants, their independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board that the Fund's audited financial statements be included in the Fund's 2001 Annual Report to Shareholders for the year ended September 30, 2001 and be mailed to Shareholders and filed with the Securities and Exchange Commission (the "SEC"). Messrs. Arzac, Rappaport, Landau and Lubell constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund as defined by the 1940 Act and who are independent as defined by the listing standards of the New York Stock Exchange. There were two Audit Committee meetings held during the fiscal year ended September 30, 2001. All directors were present at the meetings with the exception of Mr. Lubell who did not attend the Audit and Board meetings held on February 9, 2001. There is also a Valuation Committee composed of
Messrs. Landau and Watt which reviews prices of illiquid or restricted securities. The Fund does not have a compensation committee.

    The Board has a Nominating Committee. The Nominating Committee consists of directors who are not interested persons of the Fund as defined by the 1940 Act. The Nominating Committee selects and nominates candidates who are not interested persons of the Fund (as defined by the 1940 Act) for election to the Board. The Nominating Committee will consider nominees recommended by Shareholders in the event any vacancies arise. Recommendations for candidates for election to the Board of the Fund should be submitted to the Board in care of the Secretary of the Fund.

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser and persons who beneficially own more than ten percent of the Fund's Shares to file reports of ownership with the SEC, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, during the fiscal year ended September 30, 2001, all filing requirements applicable to such persons were complied with.

    The following table shows certain information about the officers of the Fund other than Messrs. McCaughan and Watt, who are described above. Mr. McCaughan has been Chairman of the Board since February, 2001. Mr. Watt has been President and Chief Investment Officer of the Fund since January, 1997. Mr. Pignataro has been Chief Financial Officer and Secretary of the Fund since the Fund commenced operations in October, 1992. Mr. Liebes has been Senior Vice President of the Fund since August, 1997. Each officer of the Fund will hold office until a successor has been elected by the Board. All officers of the Fund are employees of and are compensated by CSAM.

                                        SHARES
                                     BENEFICIALLY
                                       OWNED ON
                                     NOVEMBER 16,     POSITION WITH    CURRENT PRINCIPAL OCCUPATION AND PRINCIPAL
NAME                        AGE          2001             FUND           EMPLOYMENT DURING THE PAST FIVE YEARS
----                      --------   -------------   ---------------   ------------------------------------------
Hal Liebes..............     37             0        Senior Vice       Managing Director and General Counsel of
 466 Lexington Avenue                                President         CSAM (December, 1999-present); Director
 New York, NY 10017                                                    and General Counsel of CSAM (March,
                                                                       1997-December, 1999); Vice President and
                                                                       Counsel of Lehman Brothers, Inc. (June,
                                                                       1996-March, 1997); Vice President and
                                                                       Legal Counsel of CSAM (June, 1995-June,
                                                                       1996).

Michael A. Pignataro....     42             0        Chief Financial   Director of CSAM (January, 2001-present)
 466 Lexington Avenue                                Officer and       Vice President of CSAM (December,
 New York, NY 10017                                  Secretary         1995-December, 2000).

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended September 30, 2001. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                           COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------
                                              (3)                              (5)
                                          PENSION OR          (4)           TOTAL           TOTAL NUMBER
                                          RETIREMENT       ESTIMATED     COMPENSATION       OF BOARDS OF
                             (2)           BENEFITS          ANNUAL      FROM FUND AND      CSAM-ADVISED
                         AGGREGATE      ACCRUED AS PART     BENEFITS     FUND COMPLEX       INVESTMENT
          (1)            COMPENSATION       OF FUND           UPON         PAID TO          COMPANIES
NAME OF DIRECTOR         FROM FUND         EXPENSES        RETIREMENT     DIRECTORS         SERVED
---------------------------------------------------------------------------------------------------------

Dr. Enrique R. Arzac...     $7,500             0               0             $ 95,042             8
George W. Landau.......     $7,500             0               0             $ 43,500             5
Jonathan W. Lubell.....     $6,500             0               0             $  6,500             1
Steven N. Rappaport....     $7,500             0               0             $107,700            50

--------------------------
THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTORS.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    At a meeting held on November 16, 2001, the Board, including those directors who are not "interested persons" of the Fund, approved the selection of PricewaterhouseCoopers ("PWC") for the fiscal year ending September 30, 2002. PWC has been the Fund's independent public accountants since the Fund commenced operations in 1992, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PWC will be available at the Meeting and will have the opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.

    The following table shows the aggregate fees PWC billed to the Fund and to CSAM and its affiliates for PWC's professional services rendered for the fiscal year ended September 30, 2001.

                                 THE FUND       CSAM
                                 --------       ----
Audit Fees....................  $   45,500   $        0
                                ----------   ----------
Financial Information Systems
Design and
Implementation
Fees..........................  $        0   $        0
                                ----------   ----------
All Other Fees................  $   66,000   $  511,100
                                ----------   ----------

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING;
            SHAREHOLDER PROPOSALS AND REQUESTS FOR SPECIAL MEETINGS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy materials relating to the 2003 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than September 26, 2002. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of at least $2,000, or 1% of the Fund's Shares entitled to be voted on at the meeting and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "1934" Act). The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

    Pursuant to the advance notice provision of the Fund's By-laws, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder who is entitled to vote at the meeting.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at The First Israel Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017, Attention:
Michael Pignataro, Chief Financial Officer and Secretary of the Fund, not later than October 15, 2002, provided, however, that in the event that the date of the 2003 annual meeting is advanced or delayed by more than 30 days from January 24, 2003, the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made.

    Any notice by a shareholder pursuant to the paragraph immediately above must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business, (iii) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business, and (vi) any material interest of the shareholder in such business.

    The Fund may exercise discretionary voting authority with respect to any shareholder proposals that are not submitted in accordance with Rule 14a-8 under the 1934 Act and which are submitted after the October 15, 2002 advance notice deadline for submission of proposals pursuant to the Fund's By-Laws indicated above for the 2003 annual meeting of shareholders. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances as described under Rule 14a-4(c) under the 1934 Act which governs the Fund's use of discretionary proxy voting authority. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding Shares as of November 16, 2001. There were 4,259,295 Shares outstanding as of November 16, 2001. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

                                NAME AND ADDRESS                 AMOUNT AND NATURE
                                       OF                                OF                      PERCENT OF
   TITLE OF CLASS               BENEFICIAL OWNER                BENEFICIAL OWNERSHIP               CLASS
   --------------      -----------------------------------   --------------------------   ------------------------
Common Stock.........  *UBS AG                               Has sole power to vote and                     18.95%
                       Bahnhofstrasse 45                     dispose of 807,200 Shares.
                       8021 Zurich
                       Switzerland

Common Stock.........  **President and Fellows of Harvard    Has sole power to vote and                     11.40%
                       College                               dispose of 485,401 Shares.
                       c/o Harvard Management
                       Company, Inc.
                       600 Atlantic Avenue
                       Boston, Massachusetts 02210

Common Stock.........  ***The State Teachers Retirement      Has sole power to vote and                      8.72%
                       Board of Ohio                         dispose of 371,400 Shares.
                       275 East Broad Street
                       Columbus, Ohio 43215

------------------------

* As stated in Schedule 13G on file with the Securities and Exchange Commission dated February 15, 2001.

** As stated in Schedule 13G on file with the Securities and Exchange Commission dated February 9, 2001.

*** Amount of Shares held is based on information stated in Schedule 13G on file with the Securities and Exchange Commission dated January 27, 2000; percentage of Class is based on amount of Shares outstanding as of November 16, 2001.

REPORTS TO SHAREHOLDERS

    The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, UPON REQUEST TO THE FUND, C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017, TELEPHONE (1-800-293-1232) OR AT THE FUND'S WEBSITE AT WWW.CEFSOURCE.COM. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                         THE FIRST ISRAEL FUND, INC.

                                                    JANUARY 24, 2002

   3917-PS-02

                                                    PROXY

                                            THE FIRST ISRAEL FUND, INC.

                                                466 LEXINGTON AVENUE
                                                     16TH FLOOR
                                                 NEW YORK, NY 10017

                                        THIS PROXY IS SOLICITED ON BEHALF OF THE
                                                 BOARD OF DIRECTORS.

                                        The  undersigned hereby appoints
                                    Messrs. Michael A. Pignataro and Hal
                                    Liebes as Proxies, each with the power
                                    to appoint his substitute, and hereby
                                    authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgement on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The First Israel Fund, Inc. (the
                                    "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders on Thursday, January 24, 2002, and at any adjournments thereof.


          SEE REVERSE                                              SEE REVERSE
             SIDE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SIDE



/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" all nominees in Proposal 1. The Board of Directors recommends a vote "FOR" all nominees in Proposal 1.


1.  ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:


            Nominees:    Jonathan W. Lubell (three-year term)
                         Steven N. Rappaport (three-year term)
                         James P. McCaughan (three-year term)


                        FOR ALL
                        NOMINEES                     WITHHOLD
                        LISTED ABOVE                 AUTHORITY
                        (EXCEPT AS                   TO VOTE FOR
                        MARKED TO THE                ALL NOMINEES
                        CONTRARY ABOVE)  / /    / /  LISTED ABOVE

                        (Instruction: To withhold authority for any individual
                         nominee, strike a line through such individual's name above.)


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
                                                                                                   FOR      AGAINST    ABSTAIN
                                                                                              / /        / /        / /



                 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  / /

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.
If a partnership, please sign in partnership name by authorized person.

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

Signature:______________________  Date:___________      Signature:______________________  Date:___________
